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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 333-08249, 333-08251, 333-08257, 333-08303, 333-36785, 333-64325 and 333-66903).


                                           ARTHUR ANDERSEN LLP

San Antonio, Texas
December 17, 1998